Exhibit 99.2

Toyota Business Highlights Q2FY2022 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U . S . light vehicle SAAR figure for October 2021 came in at 13 . 0 M units, down from October 2020 at 16 . 2 M units . • Toyota U . S . reported October 2021 sales of 146 , 670 units, a decrease of 25 . 9 % on a daily selling rate (DSR) basis and 28 . 6 % on a volume basis versus October 2020 . • Toyota division reported October 2021 sales of 124 , 039 units, a decrease of 28 . 0 % on a DSR basis and 30 . 6 % on a volume basis versus October 2020 . • Lexus division reported October 2021 sales of 22 , 631 units, a decrease of 12 . 1 % on a DSR basis and 15 . 2 % on a volume basis versus October 2020 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS ‡ “Other” consists of Central and South America, Oceania, Africa, Middle East and Other. Source: TMC company filings. *Bar chart represents vehicles sales as % of Top 5 Models sales 0 50 100 150 200 250 300 6 11 16 21 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 Apr-19 Jul-19 Oct-19 Jan-20 Apr-20 Jul-20 Oct-20 Jan-21 Apr-21 Jul-21 Oct-21 Toyota U.S. Light Vehicle Sales (units in thousands) Seasonally Adjusted Annual Rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales October 2016 - October 2021 SAAR Toyota US Sales 124,039 22,631 Toyota Division Lexus Division Toyota U.S. October 2021 Vehicle Sales Oct-21 Oct-20 Oct-21 Oct-20 RAV4 24,994 40,717 HIGHLANDER 18,103 22,262 CAMRY 17,691 29,666 TACOMA 14,650 23,774 4 Runner 13,032 12,940 Toyota U.S. October Vehicles Sales Toyota Division Top 5 Models Oct-21 Oct-20 Oct-21 Oct-20 RX 9,416 9,738 NX 4,133 5,470 ES 3,587 4,117 GX 3,564 2,828 UX 955 1,527 Toyota U.S. October Vehicles Sales Lexus Division Top 5 Models

TOYOTA MOTOR CREDIT CORPORATION (TMCC) 1 FINANCIAL RESULTS • Our consolidated net income was $622 million for the second quarter of fiscal 2022 compared to $655 million for the same period in fiscal 2021. The decrease in net income for the second quarter of fiscal 2022, compared to the same period in fiscal 2021, was primarily due to a $150 million increase in depreciation on operating leases and an $83 million decrease in investment and other income, net, partially offset by a $97 million increase in total financing revenues, a $72 million decrease in interest expense, and a $21 million decrease in provision for income taxes. • We recorded a provision for credit losses of $68 million for the second quarter of fiscal 2022 compared to a provision for credit losses of $65 million for the same periods in fiscal 2021. • Net charge - offs as a percentage of average finance receivables decreased to 0.17 percent at September 30, 2021, from 0.25 percent at September 30, 2020. Default frequency as a percentage of outstanding finance receivable contracts decreased to 0.79 percent for the first half of fiscal 2022, compared to 0.86 percent in the same period in fiscal 2021. The changes in net charge - offs and default frequency were primarily due to higher average used vehicle values, which reduced net charge - offs, loss per unit, and default frequency. 1 See TMCC financials at https://www.toyotafinancial.com/us/en/investor_relations/sec_filings.html 2 TMCC market share represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs, sales of a private Toyota distributors and private label vehicles financed. SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • TMCC ‡ c ommercial paper outstanding under our commercial paper programs ranged from approximately $ 16 . 9 billion to $ 17 . 7 billion during the second quarter of fiscal 2022 , with an average outstanding balance of $ 17 . 2 billion . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC). TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - own ed subsidiary of TFSC. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES In June 2021, TMCC issued its latest Asset - Backed Green Bond, reinforcing the company’s longstanding commitment to the sale of environmentally friendly vehicles . The Green Bond program is unique in the auto industry and enhances Toyota’s reputation for leadership in vehicle electrification and alternative powertrains. The Sales and Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances . We focus on providing simple, personal, and proactive service in the execution of all trades . Sales and Trading Contacts Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com Andrew Huang, CFA | Funding & Liquidity Analyst (469) 786 - 8219 andrew.huang@toyota.com Amit Sahu | Funding & Liquidity Analyst (469) 786 - 8984 amit.sahu@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com Justin Lee | Funding & Liquidity Analyst (469) 486 - 6187 justin.lee1@toyota.com Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . 87 20 89 57 7 64 0 50 100 New Retail Contracts Used Retail Contracts Lease Contracts Units In Thousands TMCC - Toyota U.S. Contracts Subvened Q2 FY21 Q2 FY22 0.34% 0.25% 0.17% 0.00% 0.25% 0.50% Q2 FY20 Q2 FY21 Q2 FY22 Net Charge - offs as a Percentage of Average Finance Receivables 62.2% 55.0% Q2 FY21 Q2 FY22 TMCC - Market Share 2 Q2 FY21 Q2 FY22 22.0 17.0 63.7 67.9 20.5 27.1 $0 $20 $40 $60 $80 $100 $120 Q2 FY21 Q2 FY22 Amount ($billions) TMCC Consolidated Financial Liabilities (Face Value) Secured notes & loans payable Unsecured notes & loans payable Commercial Paper 211 138 130 173 123 123 0 100 200 300 New Retail Contracts Used Retail Contracts Lease Contracts Units in Thousands TMCC - Vehicle Financing Volume Q2 FY21 Q2 FY22